Right of Use Assets (Details) - Schedule of Supplemental Balance Sheet Information Related to Operating Leases ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Supplemental Balance Sheet Information Related to Operating Leases [Abstract]
Right-of-use assets, net	¥ 12,157	$ 1,712	¥ 19,209
Operating lease liabilities - current	7,974	1,123	7,174
Operating lease liabilities - non-current	4,798	676	12,773
Total operating lease liabilities	¥ 12,772	$ 1,799	¥ 19,947